UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 18, 2008

MOBIVENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51855	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sunnyside, Brinkworth, Chippenham, Wiltshire, England SN15 5BY
(Address of principal executive offices)

Registrant’s telephone number, including area code: + 44(0) 7740 611413

(Former Name or Former Address if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 18, 2008, the Board of Directors of the Company (the “Board”) accepted the resignation of Mr. Peter Åhman as a Director of the Company, President, Chief Financial Officer, Treasurer and Secretary of the Company. Also effective August 18, 2008, the Board appointed Nigel Nicholas, the Company’s Chief Executive Officer, to serve as the Chief Financial Officer, Treasurer and Secretary of the Company. For further information concerning Mr. Nicholas, please see the section titled “Directors, Executive Officers, Promoters and Control Persons and Corporate Governance, Compliance with Section 16(a) of the Exchange Act” in the Company’s Annual Report on Form 10-KSB filed with the U.S. Securities and Exchange Commission on January 17, 2008.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2008

MOBIVENTURES, INC.

By:	/s/ Nigel Nicholas
Name:	Nigel Nicholas
Title:	Chief Executive Officer and Chief
Financial Officer